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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 8, 2010

              Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	OTHER EVENTS

On October 8, 2010, Nortek, Inc. publicly announced that its 2010 Annual Meeting of Stockholders will be held at 9:00 a.m. local time on November 9, 2010 at the Renaissance Providence Hotel, 5 Avenue of the Arts, Providence, Rhode Island 02903.  Stockholders will consider the election of Nortek’s Class I directors, the ratification of Nortek’s independent registered public accounting firm for fiscal year 2010, the ratification of Nortek’s 2009 Omnibus Incentive Plan and other business as may properly come before the Annual Meeting.  Holders of record of Nortek’s common stock and restricted stock at the close of business on September 23, 2010 are entitled to vote at the meeting and at any adjournments or postponements thereof.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release, dated October 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                NORTEK, INC.

By:  /s/ Edward J. Cooney
       Name: Edward J. Cooney
       Title:   Vice President and Treasurer

Date: October 8, 2010
EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated October 8, 2010.